Exhibit 99.1

News

Ingevity Corporation

5255 Virginia Avenue

North Charleston, SC 29406 USA

www.ingevity.com

Contact:

Laura Woodcock

843-746-8197

laura.woodcock@ingevity.com

Investors:

Dan Gallagher

843-740-2126

daniel.gallagher@ingevity.com

Ingevity to acquire Georgia-Pacific’s pine chemicals business

NORTH CHARLESTON, S.C., Aug. 22, 2017 – Ingevity Corporation (NYSE:NGVT) today announced it has reached an agreement with Georgia-Pacific to acquire Georgia-Pacific’s pine chemicals business for a cash purchase price of $315 million. The acquisition is subject to certain regulatory approvals and other customary closing conditions, and Ingevity expects to close on the transaction in late 2017.

Georgia-Pacific’s pine chemicals business manufactures and sells pine-based tall oil fatty acids, tall oil rosin, and tall oil rosin esters used in adhesives, cleaners, paints and other coatings, inks, metalworking, mining, oilfield, packaging and rubber processing. Approximately 90 percent of its revenues are in North America. The business manufactures the majority of its products at a Georgia-Pacific site in Crossett, Ark., and employs approximately 70 people.

In purchasing the pine chemicals business, Ingevity will acquire the pine chemicals-related assets at the Crossett plant, saleable inventory, customer lists and the book of business, as well as various patents and trade names associated with acquired product lines.

Separately, Ingevity will enter into a 20-year, market-based crude tall oil (CTO) supply contract with certain of Georgia-Pacific’s paper mill operations.

Ingevity will not acquire Georgia-Pacific’s merchant CTO or crude sulfate turpentine business which will be retained and operated by Georgia-Pacific.

The company will host a 30-minute conference call on Wednesday, August 23, at 8:30 a.m. (Eastern Time) to discuss the transaction. Those who wish to participate in this event should dial 800-230-1059 (inside the U.S.) or 612-234-9959 (outside the U.S.), at least 15 minutes prior to the start of the call. In addition, a slide deck for use during the conference call has been posted on the investors section of Ingevity’s website. Replays will be available through September 23, 2017, and can be accessed at 800-475-6701 (inside the U.S.) or 320-365-3844 (outside the U.S.), with access code 429003.

“Ingevity’s and Georgia-Pacific’s pine chemicals businesses are very complementary,” said Michael Wilson, Ingevity president and CEO. “By combining the companies, we will have a stronger, more competitive pine chemicals business. Our Performance Chemicals segment has recently shown improvement. This acquisition will provide a stronger platform from which we will accelerate profitable growth.”

Wilson stated that the acquisition would be accretive to earnings in the first year following closing and that the company expects to derive approximately $11 million in net synergies as a result of the acquisition, most of which would be a result of manufacturing optimization among the combined three chemicals plants and lower transportation and logistics costs.

“The combination of Georgia-Pacific’s pine chemicals business and Ingevity will enhance our ability to provide innovative technologies, high-quality products and superior customer service,” said Wilson. “We are committed to ensuring that customers continue to receive excellent products and services while we jointly work through the integration process.”

The company will fund this transaction through an amendment and extension of its bank credit facility. The amended and extended facility, which closed earlier this week, was led by Wells Fargo Securities, LLC; J.P. Morgan Securities LLC; and Merrill Lynch, Pierce, Fenner & Smith and is comprised of a $550 million revolving credit facility and a $375 million term loan. The $925 million facility matures in May 2022 and includes 13 participating banks.

Citi acted as exclusive financial advisor and Kirkland & Ellis LLP acted as legal counsel to Ingevity.

Ingevity: Purify, Protect and Enhance

Ingevity provides specialty chemicals and high-performance carbon materials and technologies that help customers solve complex problems. These products are used in a variety of demanding applications, including asphalt paving, oil exploration and production, agrochemicals, adhesives, lubricants, printing inks and automotive components that reduce gasoline vapor emissions. Through a team of talented and experienced people, Ingevity develops, manufactures and brings to market products and processes that purify, protect and enhance the world around us. Headquartered in North Charleston, S.C., Ingevity operates from 25 locations around the world and employs approximately 1,500 people. The company is traded on the New York Stock Exchange (NYSE: NGVT). For more information, visit www.ingevity.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, expected financial positions, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; synergies and the potential benefits of the acquisition of Georgia-Pacific’s pine chemicals business; the anticipated timing of the closing of the acquisition; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; and markets for securities. Like other businesses, Ingevity is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; risks that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; unknown or understated liabilities; general economic and financial conditions; international sales and operations; currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations; attracting and retaining key personnel; conditions in the automotive market or adoption of alternative technologies; worldwide air quality standards; government infrastructure spending; declining volumes in the printing inks market; the limited supply of crude tall oil (“CTO”); lack of access to sufficient CTO; access to and pricing of raw materials; competition from producers of substitute products and new technologies; a prolonged period of low energy prices; the provision of services by third parties at several facilities; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, floods, fires; other unanticipated problems such as labor difficulties including renewal of collective bargaining agreements, equipment failure or unscheduled maintenance and repair; protection of intellectual property and proprietary information; information technology security risks; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 and our other periodic filings. Readers are cautioned not to place undue reliance on Ingevity’s projections and forward-looking statements, which speak only as the date thereof. Ingevity undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this release.

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